UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2013

ENDOLOGIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28440	68-0328265
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11 Studebaker, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 595-7200

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendments to 2006 Stock Incentive Plan
On April 17, 2013, the Board of Directors of Endologix, Inc. (the “Company”) approved, subject to stockholder approval, amendments to the Company’s 2006 Stock Incentive Plan (the “Plan”), which were approved by the Company’s stockholders at the 2013 annual meeting of stockholders held on May 23, 2013 (the “Annual Meeting”). The Plan amendments (a) increased the number of shares of common stock reserved for issuance under the Plan by 2,500,000 shares, or from 8,514,478 shares to 11,014,478 shares, (b) changed the number of shares under the Plan that may be granted as incentive stock options from 8,514,478 shares to 11,014,478 shares and (c) inserted a fungible counting provision whereby the number of shares available for grant under the Plan will be reduced by one-and-six-tenths (1.6) shares for each share granted pursuant to a restricted stock or restricted stock unit award.
The foregoing description of the Plan amendments does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended, a copy of which is included as Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013, and is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.
Amended and Restated 2006 Employee Stock Purchase Plan and Amendment Thereto
On June 22, 2012, the Board of Directors approved, subject to stockholder approval, an amendment and restatement of the 2006 Employee Stock Purchase Plan (as amended and restated, the “ESPP”), which was approved by the Company’s stockholders at the Annual Meeting. On April 17, 2013, the Board of Directors approved, subject to stockholder approval, an amendment to the ESPP, which was approved by the Company’s stockholders at the Annual Meeting. The ESPP amendment increased the total number of shares purchasable thereunder by 500,000 shares, or from 2,058,734 shares to 2,558,734 shares.
The foregoing description of the ESPP amendment does not purport to be complete and is qualified in its entirety by reference to the ESPP, as amended, a copy of which is included as Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013, and is incorporated herein by reference as Exhibit 10.2 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The Company held the Annual Meeting on Thursday, May 23, 2013, at its offices located at 11 Studebaker, Irvine, California. At the Annual Meeting, the Company’s stockholders: (a) elected Gregory D. Waller, Thomas C. Wilder, III and Thomas F. Zenty, III to serve on the Board of Directors as Class III directors for a three-year term expiring upon the Company’s 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified; (b) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers; (c) approved amendments to the Plan, as more fully described in Item 5.02(e) above; (d) approved the ESPP and an amendment thereto, as more fully described in Item 5.02(e) above; and (e) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.
As of April 12, 2013, the record date for the Annual Meeting, the Company had 62,798,993 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 57,017,502 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote. The following sets forth detailed information regarding the voting results at the Annual Meeting:
Proposal No. 1: Election of Class III nominees to serve on the Board of Directors for a three-year term expiring upon the Company’s 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Class III Nominee	Votes For	Votes Withheld	Broker Non-votes
Gregory D. Waller	50,116,065	1,893,391	5,008,046
Thomas C. Wilder, III	50,873,702	1,135,754	5,008,046
Thomas F. Zenty, III	51,612,665	396,791	5,008,046
Proposal No. 2: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
50,619,070	374,354	41,677	5,008,046
Proposal No. 3: Approval of amendments to the Company’s 2006 Stock Incentive Plan to (a) increase the number of shares of common stock reserved for issuance under the Plan by 2,500,000 shares, or from 8,514,478 shares to 11,014,478 shares, (b) change the number of shares under the Plan that may be granted as incentive stock options from 8,514,478 shares to 11,014,478 shares and (c) insert a fungible counting provision whereby the number of shares available for grant under the Plan will be reduced by one-and-six-tenths (1.6) shares for each share granted pursuant to a restricted stock or restricted stock unit award.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
44,132,123	6,864,805	38,173	5,008,046
Proposal No. 4: Approval of the Company’s Amended and Restated 2006 Employee Stock Purchase Plan and an amendment thereto to increase the total number of shares purchasable thereunder by 500,000 shares, or from 2,058,734 shares to 2,558,734 shares.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
50,970,607	58,665	5,829	5,008,046
Proposal No. 5: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,577,394	464,590	1,163	5,008,046
Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	2006 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013).
10.2
Amended and Restated 2006 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDOLOGIX, INC.

Date: May 24, 2013	/s/ Shelley B. Thunen
Shelley B. Thunen
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2006 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013).
10.2
Amended and Restated 2006 Employee Stock Purchase Plan, as amended (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 26, 2013).